UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): September 6, 2024

DIH HOLDING US, INC.

(Exact name of registrant as specified in its charter)

Delaware	001-41250	98-1624542
(State or other jurisdiction of incorporation)	(Commission File Number)

77 Accord Park Drive; Suite D-1, Norwell, MA	02061
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: 877-944-2200

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered

Class A Common Stock	DHAI	The Nasdaq Stock Market LLC
Warrants	DHAIW	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.07. Submission of Matters to a Vote of Security Holders.

On September 6, 2024, DIH Holding US, Inc. (the “Company” or “DIH”) held its Annual Meeting. As of July 29, 2024, the record date set by the Company’s Board of Directors, there were 40,544,935 shares of Class A Common Stock, par value $0.0001 per share (the “Common Stock”) issued and entitled to be voted at the Annual Meeting, of which 27,112,490 or approximately 66.87% of the total outstanding shares of common stock of DIH, were represented in person or by proxy; therefore, a quorum was present.

1.	Class I Directors Proposal

At the Annual Meeting, all of the following three Class I nominees were elected to DIH’s Board of Directors, in accordance with the voting results listed below, to serve until the 2027 Annual Meeting, or until their successors have been duly elected and have qualified. Election of each director required the affirmative vote of a plurality of the Common Stock, represented in person or by proxy and entitled to vote. The voting results were as follows:

Nominee	For	Withheld	Broker Non-Vote
Jason Chen	22,980,607	3,461,456	670,427
Lynden Bass	25,944,056	498,007	670,427
Dr. Patrick Bruno	22,140,939	4,301,124	670,427

2.	Nasdaq Proposal

Stockholders approved the proposal to approve, as required by, and in accordance with Nasdaq Listing Rules 5635 (d), the potential issuance of more than 20% of the issued and outstanding Class A Common Stock the upon conversion of the Company’s 8% Original Issue Discount Senior Secured Convertible Debentures issued in connection with, a private placement pursuant to Rule 506(b) of the Securities Act of 1933, as amended, and purchased on June 6, 2024 by the purchaser identified in the Securities Purchase Agreement and the warrants issued in connection therewith. Adoption of this proposal required approval by the affirmative vote of a majority of the issued and outstanding shares of Common Stock represented in person or by proxy and entitled to vote . The voting results were as follows:

FOR	AGAINST	ABSTAIN	Broker Non-Vote
26,219,356	37,367	185,340	670,427

3.	Auditor Ratification Proposal

Stockholders approved the proposal to ratify the selection of BDO AG as the Company’s independent registered public accounting firm for the fiscal year ending March 31, 2025. Adoption of this proposal required approval by the affirmative vote of a majority of shares present and entitled to vote in person or by proxy. The voting results were as follows:

FOR	AGAINST	ABSTAIN
27,103,251	1,208	8,031

4.	The Adjournment Proposal

The Adjournment Proposal was not voted upon because there were sufficient votes to approve the Class I Directors Proposal, the Nasdaq Proposal and the Auditor Ratification Proposal.

Item 9.01. Financial Statements and Exhibits.

(a)-(b) Financial Statements.

(c) Exhibits.

Exhibit No.	Description
104	Cover Page Interactive Data File (Formatted in Inline XBRL)

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SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: September 6, 2024	DIH HOLDING US, INC.

	By:	/s/ Jason Chen
	Name:	Jason Chen
	Title:	Chief Executive Officer and Chairman

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